Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26Q

FOURTEENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fourteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided Existing Kiosk Units and Additional Kiosk Units more particularly described in and pursuant to the terms and conditions of the Agreement; and

WHEREAS, as a result of discussions between the parties, the parties agree to amend terms of the Precision eCare® Payment Kiosks under the Agreement such that CSG will make an additional kiosk unit model, the “Benchmark Series Kiosk Units,” available for Customer’s purchase and consumption.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the effective Date (defined below):

1.

Customer desires to purchase and consume and CSG agrees to provide an additional Precision eCare® Payment Kiosks model, the Benchmark Series Kiosk Unit(s),” pursuant to the terms and conditions stated herein and in the Agreement.  Upon execution of this Amendment, the Agreement is amended as follows:

(a)

Schedule C, “Recurring Services,” Exhibit C-4(a), “CSG Precision eCare® Services,” subsection entitled, “Model E,”, “Exhibit Attachment D,” “Precision eCare Payment Kiosks,” is here by amended by inserting the following new subparagraph (c) and renumbering the current subparagraphs “(c)” and “(d)” to be, respectively, subparagraphs “(d)” and “(e)”:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)   The Benchmark Series Kiosk Units include (i) the Kiosk Software and (ii) the kiosk unit hardware components identified in the Statement(s) of Work for implementation of each/any Benchmark Series Kiosk Units (the "Benchmark Series Kiosk Hardware Components").  The Benchmark Series Kiosk Units will be implemented pursuant to mutually agreed upon Statements of Work between CSG and Customer.  Except as to changes to the form design and exterior aesthetics of the Kiosk Unit, the Hardware Components, configuration and subsequent reconfiguration of the Kiosk Units are subject to change without notice based upon the Hardware TPV's current product offering so long as the Benchmark Series Kiosk Hardware Components continue to function in compliance with the Benchmark Series Specifications and the provisions of Sections 5(a) and (b), 6, 7 and 8 of the Miscellaneous Terms below.

(b)

The following sentence shall be added as a separate, unnumbered paragraph following subparagraph (e) of Schedule C, “Recurring Services,” Exhibit C-4(a), “CSG Precision eCare® Services,” subsection entitled, “Model E,”, “Exhibit Attachment D,” “Precision eCare Payment Kiosks”:

“Kiosk Unit(s)” herein shall mean the applicable Hardware Components and Related Materials identified in a Statement of Work and all references in the Agreement to “the Kiosk Units” or to a “Kiosk Unit” shall hereinafter include the Existing Kiosk Units, the Additional Kiosk Units and the Benchmark Series Kiosk Units.”

(c)

References in “Exhibit Attachment D Precision eCare® Payment Kiosks,” to “Thinman” in “MISCELLANEOUS TERMS,” Section 2, and Section 7 and in “Exhibit 1 to Exhibit Attachment D for Precision eCare® Payment Kiosks” of the Agreement, referenced, above, and in “WARRANTY,” and in Section 2, “Hardware Warranty,” Section 3, “Onsite Hardware Warranty Services,” and Section 8, “Use of Refurbished Replacement Parts,” shall hereinafter be to “Kiosk Unit, as applicable.”

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, of the Agreement, “Fee Schedule,” “1. CSG SERVICES,” Section III, “Payment Procurement,” subsection D., Precision eCare Payment Kiosks,” shall be deleted in its entirety and replaced as follows:

D.   Precision eCare® Payment Kiosks (Note 6)

Description of Item/Unit of Measure	Frequency	Fee
1.Kiosk Unit Purchase and Deployment Fees (per Kiosk Unit; includes installation, configuration, Warranty) (Note 1)	********	*****
2.Kiosk Software Support Services Fees (per Kiosk Unit) (Note 2) (Note 7)
a.Tier I – up to and including *** ******* (***) units in service	********	$********
b.Tier II – *** ******* *** (***) units up to and including **** ******* *********** (***) units in service	********	$********
c.Tier III – **** ******* (***) units up to and including ***** ******* ********** (***) units in service	********	$********
d.Tier IV – ***** ******* ***** (***) units up to and including **** ******* *********** (***) units in service	********	$********
e.Tier V – *** ******** (*****) or more units in service	********	$********
3.Customer-specific Graphic Design Fees (for front and side graphics; per Kiosk Unit) (Note 3)	********	$******
4.Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit (Note 4)	*** *******	*** ***** ** *** ************ ********* ***** ****
5.EMV Upgrade Fees (Note 5)
a.Additional Kiosk Units delivered to Customer that have been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********
b.Existing Kiosk Units and Additional Kiosk Units delivered to Customer that have not been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: The quoted price applies to the Hardware Components (as defined below) and the Kiosk Software (as defined in Attachment D to Exhibit C-4(a)) and includes the Warranty for the Warranty Period (as defined in Section 1 of “Additional Warranty Terms,” of Exhibit 1 to Exhibit Attachment D, “Warranty,” of Exhibit Attachment D to Exhibit C-4(a) of the Agreement) commencing **** *** **** ** ******** ** *** ***** ****(s) to ********** ********** ********(s).  Desired upgrades to Hardware Components of the Kiosk Unit (other than the EMV Upgrade as defined in Note 5 below) are available to Customers at the price applicable pursuant to Note 4 below (Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit) or, if the requested upgrade or part or component requested by Customer(s) is not set forth therein, on a “*** *****” basis which shall be incorporated into a Statement of Work for implementation, support or other technical services associated with the Hardware Components and/or associated accessory or additional equipment.  The quoted price for a Kiosk Unit also includes *** ****** *** ******* ******** ********** **** *** ************ *** ************* of the Kiosk Unit and **** *********** ** *** ******** ********.  CSG and the applicable Customer shall execute a mutually agreed upon Statement of Work for such Kiosk Unit purchase(s) to reflect the agreed upon purchase price, the then-applicable Thinman Specifications or Benchmark Series Specification, as applicable (as defined in each such applicable Statement of Work) and Kiosk Software Specifications (as defined in Attachment D of Exhibit C-4(a)) as well as ********* ************** *** ********** ******* *********.  As used herein, the term “Hardware Components” means, collectively, the Existing Kiosk Hardware Components (as defined in in Attachment D of Exhibit C-4(a)) and the Additional Kiosk Hardware Components (as defined in Attachment D of Exhibit C-4(a)).

Note 2: ****** Kiosk Software Support Services Fees include ****** ***** ******** *********** and ******* in accordance with Schedule H of the Agreement and ****** ******* and *** ******* ************ ******** to CSG’s Kiosk Software (collectively, “Kiosk Software Support Services”).  For the avoidance of doubt, a Customer may, at its option, purchase ****** Kiosk Software Support Services after the expiration of the Warranty for the Benchmark Series Kiosk Unit and/or the Additional Kiosk Unit and/or the Existing Kiosk Unit on which the Kiosk Software is loaded.  The ****** Kiosk Software Support Fees for each Kiosk Unit will be invoiced, following ********** ********** (as defined in the applicable Statement of Work between CSG and such applicable Customer) for the ****** ********** as of the **** ** ******** ** **** **** ***** **** ** ********** ********** ******** ******* *** ********* ** *** ************ ****** ******* ****** (i.e., the ****** ******* ****** for Kiosk Software Support Fees shall be on an ***** * ******* ***** ** of the **** ******** **** ******* ******) on a *** **** *****, pursuant to the Agreement, and thereafter, on a **** ****** *****; provided, however, that if implementation of a Kiosk Unit is ******* *** ** *** ** ******** ********** ******, then the ************ **** ** *** ******* ***** ******** ******* ******** **** ***** ******* ** *** **** ** ********** ** **** ***** ****.  If following the Warranty Period, a ******** ********** *** ** * ***** **** ** ********** **** *** ********* and such *********** **** ** ********* ****** ** ****** ******* ****** *** ***** ******** *** **** *** ***** ******** ******* ****, CSG shall ******** ****** ** ******** *** ***** ******** ******* **** **** ** ******** ** ******* *** **** ***** **** *** *** ******* ** *** ****** ******* ****** following the *** ** *** ******** ***** ****** ***** **** *********** ** ********** ** * *** **** *****.

Note 3: Any additional Customer-requested design graphics services will be performed pursuant to a separate Statement of Work which may include additional fees for such services.

Note 4: Customer and CSG acknowledge and agree that, following the delivery date of a Kiosk Unit to Customer's designated location, any changes that occur in the EMV Standard (defined below), the Legal Requirements (as defined in Exhibit C-4(a) Attachment D) and/or the Currency Update Requirements (as defined in Exhibit C-4(a) Attachment D) that impact the Hardware Components of such Kiosk Unit will, **** ********** ** *** ******** ********* ******** ******* ** ************ ** ******* ** *** ********** **** *** *** ********** ** *********** ******** ********** **** *** *** ***** ** *** **** ******* ********* ***** ****; provided however, that any ********* ** *********** ******** *** ******* ********** **** **** ********** ** *********** ******** ***** ** ******** ** **** ******** ** ** ********** ******.

Note 5: “EMV Upgrade” means the ********** ************ *** ************* ** *** ******** ********* ************** ********* ** ************* *** ********* ** *********** ******** *** ******* ********** **** **** ******** ********* ************** ********* ** ************* *** *** ***** ******** ************* ********* ** ***** *** *** ***** **** ** ****** **** *** ******* ******* ** *** ********* ************** *** *** *************** ** ********** ******* ***** (“Chip Cards”) and Chip Card capable ***** ** **** ********* *** ************** ****** *** ***** **** ************ ** ******* ** ****** *** *** *** ******* ************** ** ************ ** *** ******* **** ******* **** ** ***** *********** ******** *** **** ********** ** ********* (collectively, the “EMV Standard”). The EMV Upgrade fee includes *** ****** *** ******* ******** ********** **** *** ************ *** ************* ** **** ********* ********** ** *********** ******** ********** *** ***** ******** ************.  For purposes of clarification, each Additional Kiosk Unit delivered to Customer(s) shall be capable of being upgraded to meet the EMV Standard.  Once an EMV Standard compliant Kiosk Unit is offered by CSG, (a) the Hardware Components for each Kiosk Unit shall automatically be amended to set forth the additional or replacement hardware for such EMV Standard compliant Kiosk Unit for any Existing and Additional Kiosk Units and (b) from that point forward, CSG may only ship EMV Standard compliant Kiosk Units to Customer.

Note 6: Only the Kiosk Software Support Services Fees listed in the table above are ******* ** ******** ******** ** ******* *** ** *** *********.

Note 7: Customer agrees that the ****** maintenance rate to be invoiced for the *** ******* (***) units currently in service for the ***** ** **** through ***** *** **** maintenance period shall be $********.  The tiered rates are ******** ** ** ********** meaning that if Customer has **** ******* ***** (***) units in service on ***** *** ****, Customer shall *** *** ************ **** *** per unit rate for all **** ******* ***** (***) units.  Notwithstanding the foregoing, if Customer ******* ** *** ******** ** *** ******* (***) units resulting in a total of **** ******* (***) units being in service, supported by the execution of a separate Statement of Work on or before ***** ** **** with a further commitment to deploy all units by ******** *** ****, CSG agrees that the ****** maintenance rate to be invoiced for the existing units in service shall be the ************ **** *** ****.  Thereafter, the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** maintenance to be charged shall be based on the number of units in service on the date the ****** maintenance is to be invoiced

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date  (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Pattie Eliason	By: /s/ Gregory L. Cannon
Title: GVP, Spectrum Stores and Retail Partners	Title: SVP, General Counsel & Secretary
Name: Pattie Eliason	Name: Gregory L. Cannon
Date: Aug 1, 2018	Date: Aug 1, 2018